UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 17, 2018
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

___________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

ITEM 8.01	Other Events

ITEM 9.01(d)	Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On September 18, 2018, The Buckle, Inc. (the "Company") issued a press release announcing that at its quarterly meeting of the Board of Directors, held on September 17, 2018, Hank M. Bounds, Ph.D. was elected as a member of the Company’s Board of Directors, effective immediately. Mr. Bounds, age 51, currently serves as President of the University of Nebraska, a position he has held since April 13, 2015. Mr. Bounds began his career as a high school teacher, then rose to principal, superintendent and state superintendent before becoming Mississippi’s commissioner of higher education in 2009, a position he held until his appointment as the seventh President of the University of Nebraska in 2015. Under his leadership, the University of Nebraska enrolls nearly 53,000 students, employs over 14,000 faculty and staff, and operates with an annual budget in excess of $2.6 billion. Mr. Bounds will serve as a member of the Board of Director's Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. Compensation for Mr. Bounds's service as a Director is outlined under the heading "Director Compensation" in the Company's Proxy Statement for its 2018 Annual Shareholders' Meeting, as filed on April 20, 2018.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 8.01. Other Events

The Company's September 18, 2018 press release also reported a quarterly dividend of $0.25 per share to be paid on October 26, 2018, for shareholders of record at the close of business on October 12, 2018.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d). Exhibits

Exhibit 99.1    Press Release Dated September 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: September 18, 2018	By:	/s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Senior Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated September 18, 2018